                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or 240.14a-12

                        DIGITAL GENERATION SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        N/A

     (2)  Aggregate number of securities to which transaction applies:

        N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        N/A

     (4)  Proposed maximum aggregate value of transaction:

        N/A

     (5)  Total fee paid:

        N/A

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        N/A

     (2)  Form, Schedule or Registration Statement No.:

        N/A

     (3)  Filing Party:

        N/A

     (4)  Date Filed:

        N/A

                        DIGITAL GENERATION SYSTEMS, INC.
                            ------------------------

                 NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 29, 1998
                                   9:00 A.M.

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareholders (the "Annual Meeting") of Digital Generation Systems, Inc., a California corporation (the "Company"), will be held at the offices of the Company located at 219 East 44th Street, New York, New York 10017, on Wednesday, April 29, 1998, at 9:00 a.m., local time, for the following purposes:

     1. To elect directors to serve until the Company's 1999 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

     2. To consider and vote upon a proposal to amend the Company's 1992 Stock Option Plan to increase the number of shares of the Company's Common Stock reserved for issuance thereunder from 2,450,000 shares to 2,950,000 shares.

     3. To consider and vote upon a proposal to amend the Company's Amended and Restated Articles of Incorporation to increase the authorized number of shares of the Company's Common Stock from 30,000,000 shares to 40,000,000 shares, and to increase the authorized number of shares of the Company's Preferred Stock from 5,000,000 shares to 15,000,000 shares.

     4. To ratify the appointment of Arthur Andersen LLP as independent accountants for the Company for the fiscal year ending December 31, 1998.

     5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of 1998 Annual Meeting of Shareholders. The Company's Board of Directors has fixed the close of business on March 27, 1998 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

                                          By order of the Board of Directors
                                          DIGITAL GENERATION SYSTEMS, INC.

                                          John B. Goodrich
                                          Secretary

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED HEREWITH FOR THAT PURPOSE. ANY SHAREHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF SUCH SHAREHOLDER RETURNED A PROXY CARD.

                        DIGITAL GENERATION SYSTEMS, INC.
                               875 BATTERY STREET
                        SAN FRANCISCO, CALIFORNIA 94111
                            ------------------------

                                PROXY STATEMENT
                                      FOR
                      1998 ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 29, 1998

     The enclosed proxy is solicited on behalf of the Board of Directors of Digital Generation Systems, Inc., a California corporation (the "Company"), for use at the Company's 1998 Annual Meeting of Shareholders (the "Annual Meeting") to be held at the offices of the Company located at 219 East 44th Street, New York, New York, 10017, on Wednesday, April 29, 1998, at 9:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of 1998 Annual Meeting of Shareholders. The principal executive offices of the Company are located at 875 Battery Street, San Francisco, California 94111, and the Company's telephone number at such address is (415) 276-6600. These proxy solicitation materials were mailed on or
about [            ] to all shareholders entitled to vote at the Annual Meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD DATE

     The Company's Board of Directors has fixed the close of business on March 27, 1998 (the "Record Date") as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

SHARES OUTSTANDING AND VOTING RIGHTS AND PROCEDURES

     As of the Record Date, the Company had issued and outstanding
[            ] shares of Common Stock and 4,950,495 shares of Series A
Convertible Preferred Stock. Each share of the Company's Common Stock and Series A Convertible Preferred Stock issued and outstanding on the Record Date will be entitled to one vote on all matters submitted for consideration and to be voted upon by the shareholders at the Annual Meeting. Except with respect to the election the Company's Board of Directors, as more fully described below, the holders of the Company's Common Stock and Series A Convertible Preferred Stock will vote together as a single class on all matters submitted for consideration and to be voted upon by the shareholders at the Annual Meeting.

     The holders of the Company's Series A Convertible Preferred Stock on the Record Date are entitled, voting separately as a class, to elect one member of the Company's Board of Directors, and the holders of the Company's Common Stock on the Record Date are entitled, voting separately as class, to elect the remaining members of the Company's Board of Directors. No shareholder will be entitled to cumulate votes for the election of any members of the Company's Board of Directors.

     An automated system administered by the Company's transfer agent will tabulate the votes at the Annual Meeting. The required quorum for the Annual Meeting is a majority of the shares entitled to vote at the Annual Meeting, including shares of the Company's Common Stock and Series A Convertible Preferred Stock, issued and outstanding as of the Record Date. Votes against a particular proposal are counted for purposes of determining the presence or absence of a quorum, and are also counted as having been "voted" with respect to a proposal submitted to the shareholders for purposes of determining whether the requisite majority of voting shares has been voted in favor of any such proposal. While there is no definitive statutory or case law authority in California with respect to the proper treatment of abstentions and broker non-votes, the Company believes that both abstentions and broker non-votes should be counted for purposes of determining whether a quorum is present at the Annual Meeting. The Company further believes that neither abstentions nor broker non-votes should be counted as having been "voted" with respect to a proposal submitted to the shareholders for purposes of determining whether the requisite majority of the voting shares has been voted in favor of any such proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions and broker non-votes with respect to the election of directors and the other proposals set forth herein in the foregoing manner.

SOLICITATION OF PROXIES

     The enclosed proxy, and all other similar proxies distributed by the Company, are being solicited on behalf of the Board of Directors of the Company, and the cost of such solicitation, including preparation, assembly, printing and mailing costs, will be entirely borne by the Company. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of the Company's voting securities beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons and institutions representing beneficial owners of the Company's voting securities for their costs of forwarding solicitation materials to such beneficial owners. In addition to the original solicitation of the enclosed proxy (and all other similar proxies distributed by the Company) by mail, proxies also may be solicited by certain of the Company's directors, officers and other regular employees by telephone, telegram, facsimile or personal solicitation. No additional compensation will be paid to any of the Company's directors, officers or other regular employees for such services.

REVOCABILITY OF PROXIES

     Any proxy delivered to the Company pursuant to this solicitation may be revoked by the person delivering such proxy at any time before it is voted at the Annual Meeting either by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy previously delivered to the Company pursuant to this solicitation.

SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING OF SHAREHOLDERS

     Proposals of shareholders of the Company intended to be presented by such shareholders at the Company's 1999 Annual Meeting of Shareholders must be
received by the Company no later than [          , 1998] for inclusion in the
Company's proxy statement and form of proxy relating to such annual meeting.

                  PROPOSALS RELATING TO ELECTION OF DIRECTORS

                                  PROPOSAL ONE

                  ELECTION OF DIRECTORS BY COMMON SHAREHOLDERS

     The Company's Board of Directors is comprised of six members, all of whom are to be elected at the Annual Meeting. The holders of the Company's Series A Convertible Preferred Stock on the Record Date are entitled, voting separately as a class, to elect one member of the Company's Board of Directors, and the holders of the Company's Common Stock on the Record Date are entitled, voting separately as a class, to elect the remaining five members of the Company's Board of Directors. The holders of the Company's Common Stock will not be entitled to cumulate votes for the election of the five members of the Company's Board of Directors to be elected by such common shareholders.

     The Board of Directors of the Company has nominated the five persons named below for election as directors at the Annual Meeting by the holders of the Company's Common Stock. Unless otherwise directed, the proxy holders will vote the proxies received by them from the holders of the Company's Common Stock for the five nominees named below. All of the nominees named below currently hold office as directors of the Company. In the event that any of the nominees named below is unable or declines to serve as a director at the time of the Annual Meeting, the proxies received by the Company from the holders of the Company's Common Stock will be voted for an alternative nominee who shall be designated by the present Board of Directors to fill the vacancy. The Company does not expect, however, that any of the nominees named below will be unable or will decline to serve as a director of the Company at the Annual Meeting. The directors elected at the Annual Meeting by the holders of a majority of the Company's Common Stock will hold office until the Company's 1999 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

NOMINEES TO THE BOARD OF DIRECTORS

     The name of each of the nominees for election as a director at the Annual Meeting by the holders of the Company's Common Stock, and certain information relating to each nominee, is set forth below.

        NAME OF NOMINEE          AGE            POSITION(S) WITH THE COMPANY             DIRECTOR SINCE
        ---------------          ---            ----------------------------             --------------
Henry W. Donaldson.............  52    President, Chief Executive Officer and Director        1993
Kevin R. Compton...............  39                       Director                            1994
Jeffrey M. Drazan..............  38                       Director                            1992
Richard H. Harris..............  68                       Director                            1992
Leonard S. Matthews............  75                       Director                            1993

     There are no family relationships among any of the nominees named above, the nominee named in "PROPOSAL TWO" set forth herein, or the executive officers of the Company.

     Set forth below is certain biographical information for each person nominated for election to the Company's Board of Directors at the Annual Meeting by the holders of the Company's Common Stock.

     Henry W. Donaldson joined the Company in March 1993, and since such date has served as the Company's President and Chief Executive Officer and as a member of the Company's Board of Directors. He was formerly President of the Data Communications Division of Rexel, Inc. (formerly Willcox & Gibbs), a distributor of electrical parts and supplies, from September 1989 through January 1993. Mr. Donaldson holds a B.A. in Mathematics from Hamilton College.

     Kevin R. Compton has been a member of the Board of Directors of the Company since March 1994. Mr. Compton has been a general partner of Kleiner Perkins Caufield & Byers, a venture capital investment firm, since December 1990. Mr. Compton currently serves as a director of Global Village Communication, Inc., a networking hardware and software company, Citrix Systems, a developer of server software, and on numerous boards of directors of privately-held companies. Mr. Compton holds a B.S. in Business Administration from the University of Missouri.

     Jeffrey M. Drazan has been a member of the Board of Directors of the Company since July 1992. Mr. Drazan has been a general partner of Sierra Ventures, a venture capital investment firm, since 1985. Mr. Drazan currently serves as a director of FaxSav and Retix. Mr. Drazan holds a B.S.E. in Engineering from Princeton and an M.B.A. from New York University.

     Richard H. Harris has been a member of the Board of Directors of the Company since July 1992. Since July 1992, Mr. Harris has been President and Owner of Harris Classical Broadcasting, operating two FM audio stations in Milwaukee, Wisconsin. From May 1984 to May 1986, Mr. Harris was Chairman of the Radio Advertising Bureau. From June 1964 to April 1991, Mr. Harris held various senior management positions with Westinghouse Broadcasting Company, including Chairman of the Radio Group. Mr. Harris holds a B.A. in Communications and Economics from the University of Denver and is a graduate of the Advanced Management Program at Harvard University.

     Leonard S. Matthews has been a member of the Board of Directors of the Company since April 1993. From May 1992 to the present, Mr. Matthews has been Chairman of the Board of Next Century Media, an interactive television company. From January 1979 to January 1989, Mr. Matthews was President and Chief Executive Officer of the American Association of Advertising Agencies. Previously, Mr. Matthews had been President of two of the world's leading advertising agencies, Leo Burnett and Young & Rubicam. Mr. Matthews holds a B.S. in Business Administration & Marketing from Northwestern University.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The five nominees for election to the Company's Board of Directors by the holders of the Company's Common Stock receiving the highest number of affirmative votes of the shares of Common Stock entitled to be voted at the Annual Meeting will be elected as directors of the Company to serve until the Company's 1999 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Votes withheld on the enclosed proxy with respect to the election of any of the nominees named above will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will have no other legal effect under California law.

         THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF
             PROPOSAL NUMBER ONE FOR ELECTION OF THE NAMED NOMINEES
                TO THE BOARD OF DIRECTORS OF THE COMPANY BY THE
                     HOLDERS OF THE COMPANY'S COMMON STOCK.

                                  PROPOSAL TWO

                 ELECTION OF DIRECTOR BY PREFERRED SHAREHOLDERS

     As noted above, the Company's Board of Directors is comprised of six members, all of whom are to be elected at the Annual Meeting, and the holders of the Company's Series A Convertible Preferred Stock on the Record Date are entitled, voting separately as a class, to elect one member of the Company's Board of Directors.

     The Company is a party to a Preferred Stock Purchase Agreement, dated July 14, 1997, as amended (the "Preferred Stock Purchase Agreement"), the terms of which provide that (i) the purchasers of the Company's Series A Convertible Preferred Stock thereunder have the right to designate one person to serve on the Company's Board of Directors, and (ii) the Company has the obligation to take all necessary action and use its best efforts to cause such designee to be nominated for and elected to the Board of Directors of the Company. Accordingly, at the request of the holders of a majority of the Company's Series A Convertible Preferred Stock, the Board of Directors of the Company has nominated the person named below for election as a director at the Annual Meeting by the holders of the Company's Series A Convertible Preferred Stock. Unless otherwise directed, the proxy holders will vote the proxies received by them from the holders of the Company's Series A Convertible Preferred Stock for the nominee named below. The nominee named below currently holds office as a director of the Company. In the event that the nominee named below is unable or declines to serve as a director at the time of the Annual Meeting, the proxies received by the Company from the holders of the Company's Series A Convertible Preferred Stock will be voted for an alternative nominee who shall be designated by the holders of a majority of the Company's Series A Convertible Preferred Stock present in person or represented at the Annual Meeting. In the absence of any such alternative designation by the holders of a majority of the Company's Series A Convertible Preferred Stock present or represented at the Annual Meeting, the proxies received by the Company from the holders of the Company's Series A Convertible Preferred Stock will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Company does not expect, however, that the nominee named below will be unable or will decline to serve as a director of the Company at the Annual Meeting. The director elected at the Annual Meeting by the holders of a majority of the Company's Series A Convertible Preferred Stock will hold office until the Company's 1999 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified.

NOMINEE TO THE BOARD OF DIRECTORS

     The name of the nominee for election as a director at the Annual Meeting by the holders of the Company's Series A Convertible Preferred Stock, and certain information about him, are set forth below.

                  NAME OF NOMINEE                     AGE   POSITION WITH THE COMPANY   DIRECTOR SINCE
                  ---------------                     ---   -------------------------   --------------
Lawrence D. Lenihan, Jr.............................  33        Director                     1997

     There are no family relationships between the nominee named above, the nominees named in "PROPOSAL ONE" set forth herein, or executive officers of the Company.

     Set forth below is certain biographical information for the person nominated for election to the Company's Board of Directors at the Annual Meeting by the holders of the Company's Series A Convertible Preferred Stock.

     Lawrence D. Lenihan, Jr. has been a member of the Board of Directors since July 1997. Mr. Lenihan has been a managing member of the General Partner for Pequot Private Equity Fund, L.P. since February 1997. He is also a Principal at Dawson-Samberg Capital Management, Inc. Mr. Lenihan was a Principal at Broadview Associates, LLC prior to his position at Dawson-Samberg. He currently serves as a director of Sanctuary Woods Multimedia Corporation, developer of educational software. Mr. Lenihan holds a B.S.E.E. from Duke University and an M.B.A. from the Wharton School.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The nominee for election to the Company's Board of Directors by the holders of the Company's Series A Convertible Preferred Stock receiving the highest number of affirmative votes of the shares of the Series A Convertible Preferred Stock entitled to be voted at the Annual Meeting will be elected as a director of the Company to serve until the Company's 1999 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified. Votes withheld on the enclosed proxy with respect to the election of the nominee named above will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will have no other legal effect under California law.

         THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF
             PROPOSAL NUMBER TWO FOR ELECTION OF THE NAMED NOMINEE
                TO THE BOARD OF DIRECTORS OF THE COMPANY BY THE
                       HOLDERS OF THE COMPANY'S SERIES A
                          CONVERTIBLE PREFERRED STOCK.

                   MATTERS RELATING TO THE BOARD OF DIRECTORS

BOARD MEETINGS

     The Company's Board of Directors held nine meetings during the Company's fiscal year ended December 31, 1997 (the "Last Fiscal Year"). During the Last Fiscal Year, no director attended fewer than 75% of the total number of meetings of the Company's Board of Directors held during the period for which he served as a director, and the total number of meetings held by the committees of the Board of Directors on which he served during the period for which he served as a director.

BOARD COMMITTEES AND COMMITTEE MEETINGS

     The Company's Board of Directors has a standing audit committee (the "Audit Committee") and a standing compensation committee (the "Compensation Committee").

     The members of the Audit Committee are Kevin R. Compton and Leonard S. Matthews. The Audit Committee held four meetings during the Last Fiscal Year. The functions performed by the Audit Committee include reviewing with the Company's management and independent accountants such matters as internal accounting controls and procedures, the plan and results of the annual audit, and suggestions of the accountants for improvements in accounting procedures; nominating independent accountants; and providing such additional information as the Audit Committee may deem necessary to make the Company's Board of Directors aware of significant financial matters that require the attention of the Board of Directors.

     The members of the Compensation Committee are Jeffrey M. Drazan, Richard H. Harris and Leonard S. Matthews. The Compensation Committee held five meetings during the Last Fiscal Year. The functions performed by the Compensation Committee include reviewing and approving the compensation to be paid or provided to the Company's executive officers, the aggregate compensation of all employees of the Company, and the terms of compensation plans of all types maintained by the Company.

     The Company currently has no standing nominating committee. Nominations for the election of directors at the Annual Meeting were made by the Company's Board of Directors. However, under the terms of the Preferred Stock Purchase Agreement described above, the Company has agreed to take all necessary action and use its best efforts to cause the person designated by the holders of a majority of the Company's Series A Convertible Preferred Stock to be nominated for and elected to the Company's Board of Directors. In addition, the holders of the Company's Series A Convertible Preferred Stock have the right, voting separately as a class, to elect one member of the Company's Board of Directors. Accordingly, the Board of Directors has nominated Lawrence D. Lenihan, Jr., the person designated by the holders of a majority of the Company's Series A Convertible Preferred Stock, for election to the Company's Board of Directors by such preferred shareholders. See "PROPOSAL TWO -- Election of Director by Preferred Shareholders."

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As noted above, the members of the Compensation Committee are Jeffrey M. Drazan, Richard H. Harris and Leonard S. Matthews. Neither Mr. Drazan, Mr. Harris nor Mr. Matthews was at any time during the Last Fiscal Year, or at any other time, an officer or employee of the Company. Mr. Drazan, however, is a general partner of SV Associates, L.P., which is the general partner of Sierra Ventures IV, a California limited partnership, and Sierra Ventures IV International, a California limited partnership, which owned 1,939,792 shares and 77, 672 shares of the Company's Common Stock, respectively, as of the Record Date. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

     No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or the Compensation Committee.

SUMMARY OF DIRECTOR COMPENSATION

     The Company's directors who are also officers of the Company do not receive any additional compensation for their services as members of the Company's Board of Directors. The Company's non-employee directors, however, receive options under the Company's 1995 Director Option Plan. The Company also reimburses each member of its Board of Directors, including directors who are also officers of the Company, for documented reasonable expenses incurred in connection with attendance at meetings of the Company's Board of Directors and the committees thereof.

                    PROPOSAL RELATING TO COMPENSATION PLANS

                                 PROPOSAL THREE

                      AMENDMENT OF 1992 STOCK OPTION PLAN

     The Company's 1992 Stock Option Plan (the "Option Plan") was adopted by the Company's Board of Directors in October 1992 and approved by the shareholders of the Company in May 1993. To date, a total of 2,450,000 shares of the Company's Common Stock have been reserved for issuance under the Option Plan. As of the Record Date, options to purchase an aggregate of 1,983,457 shares, having a weighted average exercise price of $3.7468 per share and expiring from January 20, 2000 to February 27, 2007, were outstanding under the Option Plan, and 12,376 shares remained available for future grant thereunder.

     On January 21, 1998, the Company's Board of Directors unanimously adopted resolutions declaring it advisable and in the best interests of the Company and its shareholders to amend the Option Plan to reserve an additional 500,000 shares of the Company's Common Stock for issuance thereunder, thereby increasing the number of shares of the Company's Common Stock reserved for issuance thereunder from 2,450,000 shares to 2,950,000 shares. The foregoing resolutions further directed that the proposed amendment to the Option Plan be submitted to the shareholders of the Company for their approval at the Annual Meeting. Accordingly, at the Annual Meeting the Company's shareholders will be asked to approve the proposed amendment to the Option Plan described above. The Company believes that the proposed increase in the number of shares reserved for issuance under the Option Plan is necessary in order to provide the means for incentivising eligible employees and independent contractors by aligning their interests directly with those of the Company's shareholders. The Company also believes that its ability to grant stock options is critical to its success in attracting and retaining experienced and qualified employees and independent contractors. A copy of the Option Plan, as in effect before incorporating the amendment contemplated by the foregoing proposal, is attached as an exhibit to the Company's Annual Report on Form 10K filed with the Securities and Exchange Commission on March [ ], 1998, and the description herein is qualified in its entirety by reference thereto.

SUMMARY OF TERMS OF OPTION PLAN

     The material features of the Option Plan are outlined below.

     Purpose. The purposes of the Option Plan are to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to employees and consultants of the Company, and to promote the success of the Company's business.

     Administration. The Compensation Committee of the Company's Board of Directors (the "Compensation Committee") administers the Option Plan. As the administrator of the Option Plan, the Compensation Committee has complete discretion, within the limits set forth in the Option Plan, to determine the terms of the options granted thereunder, including the exercisability of such options, the number of shares issuable upon the exercise of such options, the exercise price of such options, and the form of consideration payable upon such exercise. The Compensation Committee is constituted in a manner intended to comply with the requirements of Rule 16-b3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), pertaining to the disinterested administration of employee benefit plans. If the Option Plan satisfies the disinterested administration and other requirements of Rule 16b-3, discretionary grants of options under the Option Plan to persons subject to liability under Section 16 (b) of the Exchange Act will be exempt from such liability to the extent provided by Rule 16b-3. Members of the Compensation Committee receive no additional compensation for their services in connection with the administration of the Option Plan.

     Eligibility. The Option Plan provides for grants to employees, including officer and employee directors, of "incentive stock options," as defined in
Section 422 of the Internal Revenue Code, as well as grants of nonstatutory stock options to employees (including officers and employee directors) and consultants. However, no incentive stock options may be granted to any individual employee which, when aggregated with all other incentive stock options granted to such employee by the Company, would result in shares of the Company's Common Stock having an aggregate fair market value in excess of $100,000 becoming first available for purchase by such employee upon the exercise of incentive stock options during any calendar year.

     Terms of Options. Each option granted under the Option Plan is evidenced by a written stock option agreement between the Company and the optionee thereof, and is generally subject to the terms and conditions set forth below. The specific terms of any individual option granted under the Option Plan, however, may vary from those terms set forth below.

          (a) Exercise of the Option. The Compensation Committee determines when options granted under the Option Plan may be exercised. The current form of the stock option agreement generally employed by the Company to grant options under the Option Plan provides that options will be exercisable cumulatively to the extent of 25% of the shares issuable upon the exercise of such option on the first anniversary of the vesting commencement date of such option, and to the extent of an additional 1/36th of the remaining shares issuable upon the exercise of such option at the end of each full month thereafter. An option granted under the Option Plan is exercised by giving written notice of exercise to the Company, specifying the number of shares of the Company's Common Stock to be purchased upon such exercise, and tendering to the Company full payment of the purchase price therefor. The terms of the Option Plan specify that the permissible form of payment for shares issuable upon the exercise of an option granted thereunder will be set forth in the stock option agreement relating thereto and may consist of cash, check, promissory note, exchange of shares of the Company's Common Stock held for more than six months, consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Option Plan, a reduction in the amount of any liability of the Company to the option holder exercising such option, any combination of the foregoing methods of payment, or such other consideration and method of payment for the issuances of the shares to the extent permitted by applicable laws. The form of stock option agreement currently employed by the Company to grant options under the Option Plan, however, only permits payment for shares upon exercise of the option by cash, check or surrender of other shares of the Company's Common Stock.

          (b) Option Price. Subject to the following limitations, the exercise price for options granted under the Option Plan is determined by the Company's Board of Directors or the Compensation Committee in accordance with the terms of the Option Plan. The option price of incentive stock options may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant thereof. With respect to any participant under the Option Plan who owns voting securities of the Company possessing more than 10% of the voting power of all classes of the Company's outstanding capital stock (a "10% shareholder"), however, the exercise price of any incentive stock option granted under the Option Plan must equal at least 110% of the fair market value of the Company's Common Stock on the date of grant thereof. The exercise price of nonstatutory stock options granted under the Option Plan is determined by the Company's Board of Directors; provided, however, that the exercise price of nonstatutory stock options granted under the Option Plan intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant thereof.

          (c) Termination of Employment. Options granted under the Option Plan generally must be exercised within one month (or such other period of time, not exceeding three months in the case of an incentive stock option or six months in the case of a nonstatutory stock option, as is determined by the Company's Board of Directors) after the termination of the option holder's status as an employee or consultant of the Company, but in no event later than the expiration of the option term thereof.

          (d) Death or Disability. Options granted under the Option Plan must be exercised within six months (or such other period of time, not exceeding twelve months, as is determined by the Board of Directors) after the termination of the option holder's employment with the Company as a result of death or disability, but in no event later than the expiration of the option term thereof.

          (e) Termination of Options. The maximum term of an option granted under the Option Plan may not exceed ten years from the date of grant thereof, or five years in the case of an "incentive stock option" granted to a 10% shareholder. Under the form of stock option agreement currently employed by the Company to grant options under the Option Plan, each option has a term of seven years from the date of grant thereof. No option may be exercised by any person after the expiration of such term.

          (f) Nontransferability of Options. Options granted under the Option Plan are not generally transferable by the option holder thereof except by will or by the laws of descent or distribution, and are exercisable during the lifetime of the option holder only by such option holder.

     Adjustment upon Changes in Capitalization. In the event any change, such as a stock split or dividend, is made in respect of the Company's capital stock which results in an increase or decrease in the number of issued and outstanding shares of the Company's Common Stock without receipt of consideration by the Company, an appropriate adjustment will be made in the exercise price and in the number of shares issuable upon the exercise of each outstanding option granted under the Option Plan.

     Merger or Sale of All Assets. Except as described below, in the event of a merger of the Company with or into another corporation or other legal entity, or the sale of substantially all of the assets of the Company, each outstanding option granted under the Option Plan will be assumed, or an equivalent option or right will be substituted, by the successor corporation or entity, or a parent or subsidiary thereof. In the event that an outstanding option granted under the Option Plan is not assumed or substituted as described above, the option holder thereof will have the right to exercise such option, to the extent such option holder was otherwise entitled to exercise such option, for a period of 15 days after receiving notice of such merger or sale, and such option will terminate upon the expiration of such period.

     Change in Control. Upon a change in control (as defined below), the unvested options granted to each of the Company's executive officers under the Option Plan will be subject to accelerated vesting to the extent of 50% of such unvested options. For purposes of this provision, a "change in control" is defined in the Option Plan as (i) a merger or acquisition of the Company resulting in a 50% or greater change in the total voting power of the Company immediately following such transaction, or (ii) certain changes in the majority composition of the Company's Board of Directors during a 24-month period, which changes are not initiated by the Board of Directors.

     Amendment and Termination. The Company's Board of Directors may, at any time and from time to time, amend or terminate the Option Plan as and in any manner it deems appropriate; provided, however, that the Company must obtain shareholder approval of the following amendments to the Option Plan: (i) any increase in the number of shares reserved for issuance thereunder, other than in connection with an adjustment pursuant to changes in capitalization of the Company, dissolution or liquidation of the Company, or a merger, sale of substantially all assets or a change in control of the Company, or (ii) any change in the designation of the class of persons eligible to be granted options thereunder. In addition, the Company must obtain shareholder approval of any amendment to the Option Plan in such a manner and to the extent necessary to comply with applicable laws and regulations. The terms of the Option Plan also provide that the Option Plan will terminate automatically in October 2002.

     Federal Income Tax Information. Options granted under the Option Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code, or nonstatutory stock options. An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise of an option granted under the Option Plan may subject the option holder to the alternative minimum tax. Any gain or loss realized by a former option holder upon the sale or exchange of the shares purchased by exercising an option granted under the Option Plan more than two years after the grant of such option and one year after the exercise of such option will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the former option holder will recognize ordinary income at the time of sale or exchange of such shares equal to the difference between the exercise price of the option exercised to acquire such shares, and the lower of (i) the fair market value of such shares at the date of the exercise of such option, and (ii) the sale price of such shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the former option holder is also an officer, director or 10% shareholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the former option holder. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain, depending on the holding period.

     All options that do not qualify as "incentive stock options" under the Internal Revenue Code are referred to as nonstatutory stock options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory stock option. However, upon the exercise of such option, the option holder thereof will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price therefor. Any taxable income recognized in connection with the exercise of a nonstatutory stock option by an option holder who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by such option holder, any difference between the sale price and the option holder's purchase price therefor, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the option holder with respect to shares acquired upon exercise of a nonstatutory stock option.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Option Plan and does not purport to be complete. Reference should be made to the applicable provisions of the Internal Revenue Code for a more complete explanation of the tax treatment of the grant and exercise of options under the Option Plan. In addition, this summary does not discuss the tax consequences of an option holder's death, or the income tax laws of any municipality, state or foreign country in which an option holder may reside.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock and Series A Convertible Preferred Stock present or represented, and voting together as a group, at the Annual Meeting will be required to approve the proposed amendment to the Option Plan.

         THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF
           PROPOSAL NUMBER THREE FOR ADOPTION OF AN AMENDMENT TO THE OPTION PLAN TO RESERVE AN ADDITIONAL 500,000 SHARES OF THE
                COMPANY'S COMMON STOCK FOR ISSUANCE THEREUNDER.

                     MATTERS RELATING TO COMPENSATION PLANS

SUMMARY OF PROPOSED AMENDMENT

     As described above, the Company's Board of Directors has adopted, subject to shareholder approval, an amendment to the Option Plan to increase the number of shares of the Company's Common Stock reserved for issuance thereunder from 2,450,000 shares to 2,950,000 shares.

SUMMARY OF PLAN BENEFITS

     Option grants under the Option Plan are made at the discretion of the Company's Board of Directors and the Compensation Committee, and as a result, future grants of options under the Option Plan are not determinable. The following table, therefore, sets forth the number of options granted under the Option Plan during the Company's fiscal year ended December 31, 1997 to (i) the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company as of December 31, 1997, (ii) all current executive officers of the Company as a group (the "Executive Group"), (iii) all current directors of the Company who are not executive officers as a group (the "Non-Executive Director Group"), and (iv) all employees of the Company, including all current officers of the Company who are not executive officers, as a group (the "Non-Executive Officer Employee Group").

                         SUMMARY TABLE OF PLAN BENEFITS

                                                                1992 STOCK OPTION PLAN
                                                              --------------------------
                                                              EXERCISE PRICE   NUMBER OF
                     NAME AND POSITION                         ($/SHARE)(1)     SHARES
                     -----------------                        --------------   ---------
Henry W. Donaldson..........................................      4.5625         80,000
  President and Chief Executive Officer
Ken K. Cheng................................................      4.5625        187,500
  Senior Vice President and Chief Operating Office
Robert H. Howard............................................      3.8750        150,000
  Vice President, Sales
Gregory G. Schott...........................................      4.5625         65,000
  Vice President, Operations
Thomas P. Shanahan..........................................      4.5625         87,500
  Vice President, Finance and Chief Financial Officer
Executive Group (3 persons)(2)..............................      4.5625        267,500(3)
Non-Executive Director Group (5 persons)....................          --             --
Non-Executive Officer Employee Group........................      5.6565        629,000

---------------

(1) Exercise prices shown on a weighted-average basis.

(2) The Executive Group consists of Mr. Donaldson, Mr. Cheng and Paul W. Emery, the Company's Vice President, Finance and Chief Financial Officer who was elected in January 1998. Mr. Emery was not granted any options under the Option Plan during the Company's fiscal year ended December 31, 1997.

(3) Does not include options to purchase 87,500 shares of the Company's Common Stock, at an exercise price of $4.5625 per share, granted to Thomas P. Shanahan during the Company's fiscal year ended December 31, 1997 because Mr. Shanahan is no longer a current executive officer of the Company.

                       PROPOSAL RELATING TO AMENDMENT OF
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                 PROPOSAL FOUR

          AMENDMENT OF AMENDED AND RESTATED ARTICLES OF INCORPORATION
       TO INCREASE AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK

     On January 21, 1998, the Company's Board of Directors unanimously adopted resolutions declaring it advisable and in the best interests of the Company and its shareholders to amend and restate Article III(A) of the Company's Amended and Restated Articles of Incorporation (the "Articles") to increase the authorized number of shares of the Company's Common Stock from 30,000,000 shares to 40,000,000 shares, and to increase the authorized number of shares of the Company's Preferred Stock from 5,000,000 to 15,000,000 shares. The foregoing resolutions further directed that the proposed amendment to the Company's Articles be submitted to the shareholders of the Company for their approval at the Annual Meeting. Accordingly, at the Annual Meeting the Company's shareholders will be asked to approve the proposed amendment to the Company's Articles described above. A copy of the proposed amended and restated Article III(A) of the Company's Articles is attached as Exhibit A hereto, and the description herein is qualified in its entirety by reference thereto.

SUMMARY OF AUTHORIZED AND OUTSTANDING CAPITAL STOCK

     The Company's authorized capital stock currently consists of 30,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The Company's Common Stock is not subject to any preemptive rights. The Company's Articles provide that the Company's Preferred Stock may be divided into any number of series, and that the Company's Board of Directors may fix the number of, and determine the rights, preferences, privileges and restrictions granted to or imposed upon, any such series.

     The number of shares of the Company's Common Stock issued and outstanding
as of the Record Date was [          ] shares, and the number and series of
shares of the Company's Preferred Stock issued and outstanding as of the Record Date was 4,950,495 shares of the Company's Series A Convertible Preferred Stock. Accordingly, the total number of shares of the Company's Common Stock available for future issuance, whether upon the conversion of outstanding convertible securities of the Company, the exercise of outstanding options to purchase
shares of the Company's Common Stock, or otherwise, is [          ] shares, and
the total number of shares of the Company's Preferred Stock available for future issuance is 49,505 shares. If the proposed amendment to Article III(A) of the Company's Articles is adopted by the Company's shareholders at the Annual
Meeting, the Company will have available for issuance [          ] shares of
Common Stock and 10,049,505 shares of Preferred Stock.

PURPOSES AND EFFECTS OF THE PROPOSED AMENDMENT

     The principal purpose underlying the proposed amendment described above is to enhance and strengthen the Company's financial flexibility. In this regard, the Company's Board of Directors believes that the complexities of modern business financing and acquisition structuring require greater flexibility in the Company's capital structure than currently exists. If the proposed amendment described above is adopted by the Company's shareholders at the Annual Meeting, additional shares of such Common Stock and Preferred Stock would then be available for issuance by the Company from time to time upon a determination by the Company's Board of Directors that an issuance of shares of the Company's Common Stock and/or Preferred Stock was warranted by a proper corporate purpose. Such proper corporate purposes could include, among other things, the declaration and payment of stock dividends in respect of the Company's issued and outstanding shares of capital stock, the subdivision of the Company's issued and outstanding shares of capital stock through stock splits, the issuance of the Company's Common Stock, Preferred Stock or securities convertible into shares of the Company's Common Stock or Preferred Stock, in exchange for cash as a means of obtaining working capital for use in the Company's business and operations, the issuance of the Company's Common Stock, Preferred Stock, or securities convertible into the Company's Common Stock or Preferred Stock, to finance all or part of the consideration paid by the Company to complete the acquisition of other businesses or properties, and the issuance of shares of the Company's Common Stock, Preferred Stock, or securities convertible into shares of the Company's Common Stock or Preferred Stock, pursuant to the exercise of options granted under the Company's stock option plans. With the exception of the stock option plans currently maintained by the Company, the Company does not have any present plans, agreements, understandings or arrangements that will or could result in the issuance by the Company of shares of the Company's Common Stock, Preferred Stock, or securities convertible into shares of the Company's Common Stock or Preferred Stock. In the event that the Company's Board of Directors does undertake a plan, or otherwise enter into an agreement, understanding or arrangement, to issue shares of the Company's Common Stock, Preferred Stock, or securities convertible into shares of the Company's Common Stock or Preferred Stock, the Board of Directors intends to issue such shares of its capital stock only upon terms and conditions that the Board of Directors deems advisable and in the best interests of the Company and its shareholders.

     In addition to enhancing the Company's financial flexibility, the proposed amendment to increase the authorized number of shares of the Company's Common Stock and Preferred Stock could have certain anti-takeover effects. For example, although the Company has no present intention to do so, shares of the Company's Common Stock and/or Preferred Stock could be issued in a private placement or public offering, or rights to purchase shares of the Company's Common Stock and/or Preferred Stock could be issued, to create voting impediments to or otherwise frustrate third party attempts to effect a takeover or otherwise gain control of the Company through a public tender offer, proxy contest or other means. In addition, the proposed amendment to increase the authorized number of shares of the Company's Common Stock and Preferred Stock, could discourage an attempt by a third party to acquire control of the Company through a public tender offer, proxy contest or other means. The effects of the proposed amendment to increase the authorized number of shares of the Company's Common Stock and Preferred Stock, therefore, could deprive the Company's shareholders of benefits that could result from such an attempt to takeover, or otherwise gain control of, the Company. Such benefits could include, among other things, the realization of a premium over the market price of their shares of the Company's capital stock in a tender offer, or even the temporary increase in the market price for such shares that such an attempt could cause. The Company's Board of Directors, however, is not aware of any present efforts or attempt to takeover, or otherwise gain control of, the Company through a public tender offer, proxy contest or any other means.

     Despite the potential anti-takeover effects of the proposed amendment to increase the authorized number of shares of the Company's Common Stock and Preferred Stock described above, the Company's Board of Directors believes that strengthened financial flexibility offered by the proposed amendment far outweighs any of the disadvantageous anti-takeover effects of such amendment. To the extent that the proposed amendment may have certain anti-takeover effects, the Company's Board of Directors believes that the proposed amendment and the anti-takeover effects thereof may encourage third parties seeking to acquire or otherwise gain control over the Company to negotiate directly with the Board of Directors. In this regard, the Company's Board of Directors further believes that such negotiations will enable to the Board of Directors to consider a takeover transaction proposed by a third party in a nondisruptive atmosphere and to effectively discharge its fiduciary obligation to consider and act upon any proposed takeover transaction in a manner that best serves the interests of the Company's shareholders by maximizing shareholder value.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock and Series A Convertible Preferred Stock entitled to vote at the Annual Meeting, voting together as a group, will be required to approve the proposed amendment to the Company's Articles described above.

         THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF
            PROPOSAL NUMBER FOUR FOR THE ADOPTION OF AN AMENDMENT TO
                 THE COMPANY'S AMENDED AND RESTATED ARTICLES OF
                    INCORPORATION TO INCREASE THE AUTHORIZED
                        NUMBER OF SHARES OF COMMON STOCK
                              AND PREFERRED STOCK

              PROPOSAL RELATING TO INDEPENDENT PUBLIC ACCOUNTANTS

                                 PROPOSAL FIVE

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

SUMMARY OF PROPOSAL

     The Company's Board of Directors has appointed Arthur Andersen LLP, independent accountants, to audit the financial statements of the Company for the current fiscal year ending December 31, 1998. Arthur Andersen LLP has audited the Company's consolidated financial statements since 1991. At the Annual Meting, the Company's shareholders are being asked to ratify the appointment of Arthur Andersen LLP as independent accountants to audit the financial statements of the Company for the current fiscal year ending December 31, 1998. The Company expects that a representative of Arthur Andersen LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to any appropriate questions. In the event that the Company's shareholders fail to ratify the appointment of Arthur Andersen LLP as independent accountants to audit the Company's financial statements for the current fiscal year ending December 31, 1998, the Company's Board of Directors will reconsider its selection.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The affirmative vote of the holders of a majority of the shares of the Company's Company Stock and Series A Convertible Preferred Stock present or represented, and voting together as a group, at the Annual Meeting will be required to approve the proposed ratification of Arthur Anderson LLP, independent accountants, to audit the financial statements of the Company for the current fiscal year ending December 31, 1998.

             THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE IN
                 FAVOR OF PROPOSAL NUMBER FIVE FOR RATIFICATION
                    OF THE SELECTION OF ARTHUR ANDERSEN LLP.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the shares of the Company's Common Stock beneficially owned as of the Record Date by (i) persons known by the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities, including the Company's Common Stock and Series A Convertible Preferred Stock, (ii) each director (and nominee for election as a director) of the Company, (iii) the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company as of December 31, 1997 (the "Named Executive Officers"), and (iv) all directors and executive officers of the Company as a group.

                                                              NUMBER OF SHARES
                                                             BENEFICIALLY OWNED        PERCENTAGE OWNERSHIP
                                                           -----------------------     ---------------------
                                                           PREFERRED      COMMON       PREFERRED     COMMON
           NAME AND ADDRESS OF SHAREHOLDER(1)                STOCK       STOCK(2)        STOCK      STOCK(3)
           ----------------------------------              ---------     ---------     ----------   --------
FIVE-PERCENT SHAREHOLDERS:
Entities and individuals affiliated with
Dawson-Samberg Capital Management, Inc...................  2,524,752(4)  2,524,752(5)    50.99
  354 Pequot Avenue
  Southport, Connecticut 06490
Entities and individuals affiliated with
Sierra Ventures..........................................         --     2,017,464(6)       --
  3000 San Hill Road
  Building 4, Suite 210
  Menlo Park, California 94025
Entities and individuals affiliated with
Coral Partners...........................................         --     1,269,206(7)       --
  60 South Sixth Street, Suite 3510
  Minneapolis, Minnesota 55402
Entities and individuals affiliated with
London Merchant Securities plc...........................         --     1,222,500(8)       --
  33 Robert Adam Street
  London WIM 5AH
Entities and individuals affiliated with
Kleiner Perkins Caufield & Byers.........................         --     1,167,592(9)       --
  2750 Sand Hill Road
  Menlo Park, California 94025
Entities and individuals affiliated with
Glynn Capital Management and Crown Advisors, Ltd.........         --     1,079,666(10)      --
  3000 Sand Hill Road
  Building 4, Suite 235
  Menlo Park, California 94025
Entities and individuals affiliated with
Technology Crossover Ventures............................    848,657(11)   992,457(12)   17.14
  56 Main Street, Suite 210
  Millburn, New Jersey 07041
Entities and individuals affiliated with
The Mayfield Fund........................................         --       973,301(13)      --
  2800 Sand Hill Road
  Menlo Park, California 94025
GE Capital Information Technology Solutions..............    828,656(14)   828,656(15)   16.73
  700 Canal Street
  Stamford, Connecticut 06902
AT&T Venture Company, L.P................................         --       744,342(16)      --
  3000 Sand Hill Road
  Building 4, Suite 235
  Menlo Park, California 94025
Entities affiliated with Integral Capital Partners.......    728,430(17)   728,430(18)   14.71
  2750 Sand Hill Road
  Menlo Park, California 94025

                                                              NUMBER OF SHARES
                                                             BENEFICIALLY OWNED        PERCENTAGE OWNERSHIP
                                                           -----------------------     ---------------------
                                                           PREFERRED      COMMON       PREFERRED     COMMON
           NAME AND ADDRESS OF SHAREHOLDER(1)                STOCK       STOCK(2)        STOCK      STOCK(3)
           ----------------------------------              ---------     ---------     ----------   --------
DIRECTORS AND EXECUTIVE OFFICERS:
Lawrence D. Lenihan, Jr..................................  2,524,752(19) 2,527,252(20)   50.99
Jeffrey M. Drazan(21)....................................         --     2,048,190          --
Kevin R. Compton(22).....................................         --     1,178,136          --
Henry W. Donaldson(23)...................................         --       668,515          --
Ken K. Cheng(24).........................................         --       243,569          --
Robert H. Howard(25).....................................         --        37,499          --           *
Thomas P. Shanahan(26)...................................         --        63,426          --           *
Richard H. Harris(27)....................................         --        38,831          --           *
Leonard S. Matthews(28)..................................         --        41,782          --           *
Gregory G. Schott(29)....................................         --        52,916          --           *
All directors and executive officers as a group
  (10 persons) (19-29)...................................  2,524,752     6,900,116(30)   50.99

---------------

  *  Less than 1%.

 (1) Except as otherwise indicated in the footnotes hereto, the persons and entities named in this table have sole voting and investment power with respect to all shares of the Company's Common Stock and Series A Convertible Preferred Stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Unless otherwise indicated, the business address of each beneficial owner listed is 875 Battery Street, San Francisco, California 94111.

 (2) Amounts include shares of the Company's Common Stock issuable upon the conversion of issued and outstanding shares of the Company's Series A Convertible Preferred Stock, which shares of Common Stock are deemed to be beneficially owned by the holder of such shares of Series A Convertible Preferred Stock pursuant to Rule 13d-3 promulgated under the Securities and Exchange Act of 1934, as amended.

 (3) With respect to each holder of the Company's Series A Convertible Preferred Stock, percentages account for shares of the Company's Common Stock issuable upon the conversion of the Company's Series A Convertible Preferred Stock beneficially owned by such holder.

 (4) Based on a filing with the Securities and Exchange Commission, dated December 8, 1997, indicating beneficial ownership as of such date. Consists of 1,487,733 shares of Series A Convertible Preferred Stock owned directly by Pequot Private Equity Fund, L.P., 424,328 shares of Series A Convertible Preferred Stock owned directly by Pequot Partners Fund, L.P., 188,363 shares of Series A Convertible Preferred Stock owned directly by Pequot Offshore Private Equity Fund, Inc. and 424,328 shares of Series A Convertible Preferred Stock owned directly by Pequot International Fund, Inc. Dawson-Samberg Capital Management, Inc. has sole voting and dispositive power with respect to all such shares and, therefore, may be deemed to the beneficial owner of all such shares.

 (5) Based on a filing with the Securities and Exchange Commission, dated December 8, 1997, indicating beneficial ownership as of such date. Consists of 1,487,733 shares of Common Stock issuable upon the conversion of Series A Convertible Preferred Stock owned directly by Pequot Private Equity Fund, L.P., 424,328 shares of Common Stock issuable upon the conversion of Series A Convertible Preferred Stock owned directly by Pequot Partners Fund, L.P., 188,363 shares of Common Stock issuable upon the conversion of Series A Convertible Preferred Stock owned directly by Pequot Offshore Private Equity Fund, Inc. and 424,328 shares of Common Stock issuable upon the conversion of Series A Convertible Preferred Stock owned directly by Pequot International Fund, Inc. Dawson-Samberg Capital Management, Inc. has sole voting and dispositive power with respect to all such shares and, therefore, may be deemed to the beneficial owner of all such shares.

 (6) Based on a filing with the Securities and Exchange Commission, dated February 14, 1997, indicating beneficial ownership as of December 31, 1997. SV Associates IV, L.P. ("SV Associates") is the general partner of Sierra Ventures IV, a California Limited Partnership, and Sierra Ventures IV International, a Delaware Limited Partnership, which directly own 1,939,792 shares and 77,672 shares, respectively, of the Company's Common Stock, all of which may be deemed to be beneficially owned by SV Associates. Mr. Drazan and two other individuals are the general partners of SV Associates and thus may be deemed to beneficially own such shares. Such individuals, however, disclaim beneficial ownership of all such shares, except to the extent of their pecuniary interest therein.

 (7) Based on a filing with the Securities and Exchange Commission, dated February 5, 1998, indicating beneficial ownership as of December 31, 1997. Includes 1,259,633 shares of Common Stock owned directly by Coral Partners II, limited partnership ("Coral Partners II"), 6,037 shares owned by Yuval Almog, 2,870 shares owned by Peter H. McNerney, and 666 shares owned by Linda L. Watchmaker. The general partner of Coral Partners II is Coral Management Partners II, Limited Partnership ("Coral Management"), of which Mr. Almog, Mr. McNerney and Ms. Watchmaker are general partners. Each of Mr. Almog, Mr. McNerney, Ms. Watchmaker and Coral Management has shared voting and dispositive power with respect to the 1,259,633 shares of the Company's Common Stock directly owned by Coral Partners II. Mr. Almog, Mr. McNerney, Ms. Watchmaker and Coral Management disclaim beneficial ownership of all shares held by Coral Partners II, except to the extent of their pecuniary interest therein arising from general partnership interests therein.

 (8) Based on a filing with the Securities and Exchange Commission, dated February 20, 1998, indicating beneficial ownership as of such date. Includes 430,000 shares owned directly by Lion Investments Limited ("Lion"), and 792,500 shares owned directly by Westpool Investment trust plc ("Westpool"). Lion and Westpool are wholly-owned subsidiaries of London Merchant Securities plc.

 (9) Based on a filing with the Securities and Exchange Commission, dated February 17, 1998, indicating beneficial ownership as of December 31, 1997. All such shares are owned directly by Kleiner Perkins Caufield & Byers VI, L.P., a California limited partnership, and beneficially owned by its general partner KPCB VI Associates, L.P., A California Limited Partnership ("KPCB VI Associates"), and the seven individual general partners of KPCB VI Associates. KPCB VI Associates and each of such affiliates have shared voting and dispositive power with respect to all such shares.

(10) Based on a filing with the Securities and Exchange Commission, dated July 31, 1997, indicating beneficial ownership as of such date. Includes 207,770 shares owned directly by Crown Associates III, Limited Partnership, 100,605 shares owned directly by Crown-Glynn Associates, Limited Partnership, 256,825 shares owned directly by The Crown Trust, 77,500 shares owned directly by Glynn Emerging Opportunity Fund, 24,000 shares owned directly by Glynn Investment L.P., 27,700 shares owned directly by Glynn Buckley Investments, LP, 89,166 shares owned directly by Glynn Ventures III, a California Limited Partnership, and 51,400 shares owned directly by McMorgan Fund II. The foregoing entities share voting and dispositive power with respect to such shares with one or more of the following affiliated entities, each of which may be deemed to beneficially own such shares:
     Crown Capital Management, Ltd.; Crown-Glynn Advisors, Ltd.; Glynn Capital Management; and Crown Advisors, Ltd. (collectively, the "Investment Advisors"); and with one or more of the following individuals, who are affiliated with one or more of the Investment Advisors: David F. Bellet; John W. Glynn, Jr.; Chester A. Siuda; Jeffrey S. Hamren; Darryl Messinger; Margaret S. McNamara; and Steven Rosston. Also includes 20,000 shares directly owned by Mr. Bellet and 30,000 shares directly owned by Mr. Glynn. Messrs. Bellet and Glynn have sole voting and dispositive power with respect to the shares directly owned by them.

(11) Based on a filing with the Securities and Exchange Commission, dated September 5, 1997, indicating beneficial ownership as of such date. Consists of 262,128 shares of Series A Convertible Preferred Stock owned directly by Technology Crossover Ventures, L.P., 20,758 shares of Series A Convertible Preferred Stock owned directly by Technology Crossover Ventures, C.V., 270,650 shares of Series A Convertible Preferred Stock owned directly by Technology Crossover Ventures II, L.P., 208,079 shares of Series A Convertible Preferred Stock owned directly by TCV II (Q), L.P., 36,927 shares of Series A Convertible Preferred Stock owned directly by TCV II Strategic Partners, L.P., 41,323 shares of

     Series A Convertible Preferred Stock owned directly by Technology Crossover Ventures II, C.V., and 8,792 shares of Series A Convertible Preferred Stock owned directly by TCV II, V.O.F. Each of the foregoing entities has sole voting and dispositive power with respect to the shares owned directly by such entity, and disclaims beneficial ownership of the shares held by any other affiliated entity or individual. The foregoing entities share voting and dispositive power with respect to such shares with one or more of the following persons and entities whom or which may be deemed to beneficially own such shares: Technology Crossover Management, L.L.C. ("TCM"), Technology Crossover Management II, L.L.C. ("TCMII"), Jay C. Hoag and Richard H. Kimball. However, TCM and TCM II disclaim beneficial ownership of all such shares except to the extent of their respective pecuniary interest therein.

(12) Based on a filing with the Securities and Exchange Commission, dated September 5, 1997, indicating beneficial ownership as of such date. Includes an aggregate of the 848,657 shares of the Company's Series A Convertible Preferred Stock described in footnote 11 above, which are currently convertible, at the option of holder, into shares of the Company's Common Stock on a one-for-one basis. Consists of 133,246 shares of Common Stock and 262,128 shares of Common Stock issuable upon the conversion of Series A Convertible Preferred Stock owned directly by Technology Crossover Ventures, L.P.; 10,554 shares of Common Stock and 20,758 shares of Common Stock issuable upon the conversion of Series A Convertible Preferred Stock owned directly by Technology Crossover Ventures, C.V.; 270,650 shares of Common Stock issuable upon the conversion of Series A Convertible Preferred Stock owned directly by Technology Crossover Ventures II, L.P.; 208,079 shares of Common Stock issuable upon the conversion of Series A Convertible Preferred Stock owned directly by TCV II (Q), L.P.; 36,927 shares of Common Stock issuable upon the conversion of Series A Convertible Preferred Stock owned directly by TCV II Strategic Partners, L.P.; 41,323 shares of Common Stock issuable upon the conversion of Series A Convertible Preferred Stock owned directly by Technology Crossover Ventures II, C.V., and 8,792 shares of Common Stock issuable upon the conversion of Series A Convertible Preferred Stock owned directly by TCV II, V.O.F. Each of the foregoing entities has sole voting and dispositive power with respect to the shares owned directly by such entity, and disclaims beneficial ownership of the shares held by any other affiliated entity or individual. The foregoing entities share voting and dispositive power with respect to such shares with one or more of the following persons and entities whom or which may be deemed to beneficially own such shares: Technology Crossover Management, L.L.C. ("TCM"), Technology Crossover Management II, L.L.C. ("TCMII"), Jay C. Hoag and Richard H. Kimball. TCM and TCM II, however, disclaim beneficial ownership of all such shares except to the extent of their respective pecuniary interest therein.

(13) Based on a filing with the Securities and Exchange Commission, dated February 18, 1998, indicating beneficial ownership as of December 31, 1997. Consists of 973,301 shares owned by Mayfield VII, a California Limited Partnership ("Mayfield VII"). The general partner of Mayfield VII is Mayfield VII Management Partners, a California Limited Partnership, which has shared voting and dispositive power with respect to the shares held by Mayfield VII and Mayfield Associates. F. Gibson Myers, Jr., A. Grant Heidrich III, Michael J. Levinthal, William D. Unger, Wendell G. Van Auken, Kevin A. Fong and Yogen K. Dalal are affiliated with Mayfield VII and Mayfield Associates and share voting and dispositive power over the shares held by such entities.

(14) Consists of 828,656 shares of Series A Convertible Preferred Stock.

(15) Consists of 828,656 shares of Common Stock issuable upon the conversion of shares of Series A Convertible Preferred Stock.

(16) The general partner of AT&T Venture Company, L.P. is Mr. Neal Douglas.

(17) Based on a filing with the Securities and Exchange Commission, dated September 3, 1997, indicating beneficial ownership as of such date. Consists of 594,180 shares of Series A Convertible Preferred Stock owned directly by Integral Capital Partners III, L.P., a Delaware limited partnership ("ICP3"), and 134,250 shares of Series A Convertible Preferred Stock owned directly by Integral Capital Partners International III, L.P., a Cayman Islands exempted limited partnership ("ICPI3"). Integral Capital Management III, L.P., a Delaware limited partnership ("ICM3"), is the general partner of ICP3 and the investment general partner of ICPI3 sharing voting and dispositive power over the shares of Series A Convertible Preferred Stock owned directly by such entities. Accordingly, ICMI3 may be deemed to be the beneficial owner of all such shares of Series A Convertible Preferred Stock held by such entities. ICM3, however, disclaims beneficial ownership of all such shares held by such entities except to the extent of its pecuniary interest therein.

(18) Based on a filing with the Securities and Exchange Commission, dated September 3, 1997, indicating beneficial ownership as of such date. Consists of 594,180 shares of Common Stock issuable upon the conversion of Series A Convertible Preferred Stock owned directly by Integral Capital Partners III, L.P., a Delaware limited partnership ("ICP3"), and 134,250 shares of Common Stock issuable upon the conversion of Series A Convertible Preferred Stock owned directly by Integral Capital Partners International III, L.P., a Cayman Islands exempted limited partnership ("ICPI3"). Integral Capital Management III, L.P., a Delaware limited partnership ("ICM3"), is the general partner of ICP3 and the investment general partner of ICPI3 sharing voting and dispositive power over the shares of Series A Convertible Preferred Stock owned directly by such entities. Accordingly, ICMI3 may be deemed to be the beneficial owner of all such shares of Series A Convertible Preferred Stock held by such entities. ICM3, however, disclaims beneficial ownership of all such shares held by such entities except to the extent of its pecuniary interest therein.

(19) Consists of 2,524,752 shares of Series A Convertible Preferred Stock owned by entities affiliated with Dawson-Samberg Capital Management, Inc., of which Mr. Lenihan is a fund manager. Mr. Lenihan disclaims beneficial ownership of all such shares held by such entities.

(20) Includes 2,524,752 shares of Common Stock issuable upon the conversion of shares of Series A Convertible Preferred Stock owned by entities affiliated with Dawson-Samberg Capital Management, Inc., of which Mr. Lenihan is a fund manager. Mr. Lenihan disclaims beneficial ownership of all such shares held by such entities. Also includes 2,500 shares of Common Stock subject to stock options exercisable within 60 days of the Record Date.

(21) Includes 30,554 shares subject to stock options exercisable within 60 days of the Record Date and 2,017,464 shares owned by entities associated with Sierra Ventures, of which Mr. Drazan is a general partner. Mr. Drazan disclaims beneficial ownership of all such shares held by such entities, except to the extent of his pecuniary interest therein arising from general partnership interests therein.

(22) Includes 10,554 shares subject to stock options exercisable within 60 days of the Record Date and 1,167,592 shares owned by entities associated with Kleiner Perkins Caufield & Byers, of which Mr. Compton is a general partner. Mr. Compton disclaims beneficial ownership of all such shares held by such entities, except to the extent of his pecuniary interest therein arising from general partnership interests therein.

(23) Includes 116,350 shares subject to stock options exercisable within 60 days of the Record Date.

(24) Includes 124,530 shares subject to stock options exercisable within 60 days of the Record Date.

(25) Consists of 37,499 shares subject to stock options exercisable within 60 days of the Record Date.

(26) Includes 7,031 shares subject to stock options exercisable within 60 days of the Record Date.

(27) Includes 3,000 shares owned by Mr. Harris, 20,000 shares owned by Mr. Harris' four children, and 10,554 shares subject to stock options exercisable within 60 days of the Record Date.

(28) Includes 25,077 shares subject to stock options exercisable within 60 days of the Record Date.

(29) Includes 42,916 shares subject to stock options exercisable within 60 days of the Record Date.

(30) Includes an aggregate of 407,565 shares subject to stock options exercisable within 60 days of the Record Date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities ("10% shareholders"), to file certain reports of ownership with the Securities and Exchange Commission (the "Commission") and with the National Association of Securities Dealers. Such officers, directors and 10% shareholders are also required by the Commission's rules and regulations to provide the Company with copies of all forms that they file under Section 16(a) of the Exchange Act. Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons, the Company believes that, during the period from January 1, 1997 to December 31, 1997, its executive officers, directors and 10% shareholders filed all required reports under Section 16(a) of the Exchange Act on a timely basis.

                              CERTAIN TRANSACTIONS

     In July 1997, the Company entered into a Preferred Stock Purchase Agreement with certain investors (the "Series A Investors"), including certain affiliates of Dawson-Samberg Capital Management, Inc., pursuant to which the Company issued and sold an aggregate of 4,950,495 shares of the Company's Series A Convertible Preferred Stock for an aggregate purchase price of approximately $17.5 million, or $3.535 per share (the "Private Placement"). In connection with the Private Placement, the Company agreed to appoint one person to the Company's Board of Directors designated by the Series A Investors, and pursuant thereto, the Company's Board of Directors elected Lawrence D. Lenihan, Jr. to serve a director. The Company also agreed to take all necessary action and use its best efforts to cause a designee of the holders of the Company's issued and outstanding shares of Series A Convertible Preferred Stock to be nominated for and elected to the Board of Directors of the Company at each successive annual meeting of shareholders of the Company at which directors are elected. Accordingly, at the request of the holders of a majority of the Company's issued and outstanding Series A Convertible Preferred Stock, the Company's Board of Directors has nominated Lawrence D. Lenihan, Jr. for election to the Company's Board of Directors by the holders of the Company's Series A Convertible Preferred Stock. See "PROPOSAL TWO -- Election of Director by Preferred Shareholders" set forth herein.

                             EXECUTIVE COMPENSATION

SUMMARY OF EXECUTIVE OFFICER COMPENSATION

     The following table sets forth a summary of the total compensation of the Company's Chief Executive Officer and four other most highly compensated executive officers as of December 31, 1997 (the "Named Executive Officers") during the Company's fiscal year ended December 31, 1997 (the "Last Fiscal Year"), and the total compensation paid to each Named Executive Officer during the Company's two previous fiscal years.

                         SUMMARY COMPENSATION TABLE (1)

                                                                             LONG-TERM
                                                                        COMPENSATION AWARDS
                                                                      -----------------------
                                           ANNUAL COMPENSATION        RESTRICTED   SECURITIES
                                       ----------------------------     STOCK      UNDERLYING    ALL OTHER
         NAME AND PRINCIPAL            YEAR   SALARY($)    BONUS($)     AWARDS      OPTIONS     COMPENSATION
         ------------------            ----   ----------   --------   ----------   ----------   ------------
Henry W. Donaldson...................  1997    225,000      50,000         --        80,000           162(3)
  President and                        1996    193,750      50,000         --            --           672(3)
  Chief Executive Officer              1995    175,000      35,000         --       162,500           720(3)

Ken K. Cheng.........................  1997    180,000      50,000         --       187,500           172(4)
  Senior Vice President and            1996    164,688      48,500         --       150,000           199(4)
  Chief Operating Officer              1995    111,333      17,500         --        70,000           138(4)

Robert H. Howard.....................  1997     82,452          --         --       150,000        25,586(5)
  Vice President, Sales                1996         --          --         --            --            --
                                       1995         --          --         --            --            --

Gregory G. Schott....................  1997    136,164      17,500         --       140,000           194(6)(7)
  Vice President, Operations           1996    112,498      18,750         --        80,000            50(6)
                                       1995     90,000          --         --        60,000            43(6)

Thomas P. Shanahan(8)................  1997    137,083      27,000         --        87,500           119(9)(10)
  Vice President, Finance and          1996    140,000      33,250         --        50,000           442(9)
  Chief Financial Officer              1995    126,000      14,000         --        67,500           264(9)

---------------

 (1) All figures are rounded down to the nearest whole dollar.

 (2) Mr. Donaldson holds 487,500 shares of the Company's Common Stock purchased through restricted stock agreements with an aggregate value as of December 31, 1997 of $1,218,750 (net of consideration for the shares paid by Mr. Donaldson) based on the closing price of $2.50 for the Company's Common Stock as reported on the Nasdaq National Market on such date.

 (3) Includes taxable benefits to Mr. Donaldson from premiums for a group term life insurance policy payable to beneficiaries designated by Mr. Donaldson.

 (4) Includes taxable benefits to Mr. Cheng from premiums for a group term life insurance policy payable to beneficiaries designated by Mr. Cheng and the value of the Company's Common Stock received by Mr. Cheng in lieu of cash compensation.

 (5) Includes commissions, moving expenses and taxable benefits to Mr. Howard from premiums for a group term life insurance policy payable to beneficiaries designated by Mr. Howard.

 (6) Includes taxable benefits to Mr. Schott from premiums for a group term life insurance policy payable to beneficiaries designated by Mr. Schott.

 (7) Excludes $49,094 deemed to be ordinary income by virtue of disqualifying dispositions of stock acquired upon the exercise of incentive stock options.

 (8) Mr. Shanahan no longer serves as the Chief Financial Officer or Vice President, Finance of the Company.

 (9) Includes taxable benefits to Mr. Shanahan from premiums for a group term life insurance policy payable to beneficiaries designated by Mr. Shanahan.

(10) Excludes $93,943 deemed to be ordinary income by virtue of disqualifying dispositions of stock acquired upon the exercise of incentive stock options.

SUMMARY OF STOCK OPTION GRANTS

     The following table sets forth the number of options to purchase the Company's Common Stock granted to the Named Executive Officers during the Last Fiscal Year.

               SUMMARY TABLE OF OPTION GRANTS IN LAST FISCAL YEAR

                                               INDIVIDUAL GRANTS
                             -----------------------------------------------------     POTENTIAL REALIZED
                                              PERCENTAGE                                    VALUE AT
                                                  OF                                  ASSUMED ANNUAL RATES
                               NUMBER OF     TOTAL OPTION                                OF STOCK PRICE
                              SECURITIES      GRANTED TO                                  APPRECIATION
                              UNDERLYING     EMPLOYEES IN   EXERCISE                   FOR OPTION TERM(3)
                                OPTIONS         FISCAL       PRICE      EXPIRATION    --------------------
           NAME              GRANTED(1)(#)     YEAR(2)       ($/SH)        DATE        5%($)       10%($)
           ----              -------------   ------------   --------    ----------    --------    --------
Henry W. Donaldson.........      80,000          3.9         4.5625       2/27/04     148,592     346,282
Ken K. Cheng...............     187,500          9.2         4.5625       2/27/04     358,104     840,221
Robert H. Howard...........     150,000          7.4          3.875       4/22/04     236,627     551,442
Gregory G. Schott..........      75,000          3.7         4.5625       2/27/04     139,305     324,639
                                 15,000          0.7         4.5625       2/27/04      43,040     109,072
                                 50,000          2.5         4.4375      10/15/04      90,325     210,497
Thomas P. Shanahan.........      87,500          4.3         4.5625       2/27/04     162,522     378,746

---------------

(1) The options granted to purchase the underlying securities were granted under the Company's 1992 Stock Option Plan (the "Option Plan"). Such options have a term of 7 years, subject to earlier termination upon the occurrence of certain events related to termination of employment of the option holders and amendment or termination of the Option Plan. Each of such options was granted with an exercise price that is no less than the fair market value of the underlying Common Stock on the date of the grant, as determined by the Company's Board of Directors. In the event of a merger of the Company with or into another corporation or other legal entity, where vested options have not been assumed or substituted by such successor corporation or other entity, such options will be exercisable for a period of 15 days from the date of notice thereof, and will terminate upon the expiration of such period. Upon a change in control (as defined below), the unvested options will be subject to accelerated vesting to the extent of 50% of the unvested portion of such options. For purposes of this provision, a change in control is defined as (i) a merger or acquisition of the Company resulting in a 50% or greater change in the total voting power of the Company immediately following such transaction, or (ii) certain changes in the majority composition of the Company's Board of Directors during a 24-month period, which changes are not initiated by the Board of Directors.

(2) Based on options granted for an aggregate of 2,037,000 shares of the Company's Common Stock during the Last Fiscal Year.

(3) Potential gains and net of exercise price, but before taxes associated with exercise. The 5% and 10% assumed compounded annual rates of stock price appreciation are mandated by rules of the Securities and Exchange Commission. There can be no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the ten-year option term will equal or exceed the assumed 5% and 10% levels or any other defined level. Unless the market price of the Company's Common Stock appreciates over the option term, no value will be realized from the option grants set forth in this table made to the Named Executive Officers.

SUMMARY OF OPTION EXERCISES AND YEAR-END OPTION VALUES

     The following table sets forth certain information relating to exercises of options to purchase the Company's Common Stock during the last Fiscal Year by the Named Executive Officers, and the value of unexercised options held by the Named Executive Officers as of December 31, 1997.

      SUMMARY TABLE OF AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR END OPTION VALUES

                                                       NUMBER OF SECURITIES
                             SHARES                   UNDERLYING UNEXERCISED          VALUE OF IN-THE-MONEY
                           ACQUIRED ON    VALUE     OPTIONS AT FISCAL YEAR END    OPTIONS AT FISCAL YEAR END(1)
          NAME             EXERCISE(#)   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
          ----             -----------   --------   -----------   -------------   ------------   --------------
Henry W. Donaldson.......        --           --      81,507         160,993         51,952          66,798
Ken K. Cheng.............    20,000       92,000      60,728         231,772         83,415          57,335
Robert H. Howard.........        --           --          --         150,000             --              --
Gregory G. Schott........     8,750       49,211      11,876         156,250          7,752          18,625
Thomas P. Shanahan.......    35,000      162,838      37,832         129,168         47,040          62,210

---------------

(1) Amounts reflecting gains on outstanding stock options are based on the closing price of $2.50 for the Company's Common Stock on December 31, 1997.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee reviews and approves the Company's compensation policies. The following is the report of the Compensation Committee describing the compensation policies applicable to the compensation of the Company's executive officers for the Last Fiscal Year.

     Compensation Philosophy. The Company's philosophy in setting its compensation policies for executive officers is to maximize shareholder value over time. The primary goal of the Company's executive compensation program is therefore to closely align the interests of the executive officers with those of the Company's shareholders. To achieve this goal, the Company attempts to (i) offer compensation opportunities that attract and retain executives whose abilities are critical to the long-term success of the Company, motivate individuals to perform at their highest level and reward outstanding achievement, (ii) maintain a portion of the executive total compensation at risk, with payment of that portion tied to achievement of financial, organizational and management performance goals, and (iii) encourage executives to manage from the perspective of owners with an equity stake in the Company. The Compensation Committee currently uses salary, incentive bonuses and stock options to meet these goals.

     Base Salary. The base salary component of total compensation is primarily designed to attract, motivate, reward and retain highly skilled executives and to compensate executives competitively within the industry and the marketplace. The Compensation Committee reviewed and approved fiscal 1997 base salaries for the Chief Executive Officer and other executive officers at the beginning of fiscal 1997. In establishing base salaries of executive officers, the Compensation Committee evaluates each executive's salary history, scope of responsibility at the Company, prior experience, past performance for the Company and recommendations from management. The Compensation Committee also takes into account the salaries for similar positions at comparable companies in the Company's industry, based on each individual Committee member's industry experience. In reviewing and setting base salaries for executive officers, the Compensation Committee focused on each executive's historical salary level, which in most instances was based upon the date on which the executive was hired by the Company, the executive's prior performance with the Company and expected contribution to the Company's future success. In making its salary decisions, the Compensation Committee exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor.

     Incentive Bonuses. Each executive officer's annual bonus is based on qualitative and quantitative factors and is intended to motivate and reward executive officers by directly linking the amount of the bonus to performance targets. In addition, incentive bonuses for executive officers are intended to reflect the Compensation Committee's belief that the compensation of each executive officer should be contingent upon the overall performance of the Company. To carry out this philosophy, the Company's Board of Directors reviews and approves the financial goals for the fiscal year. The Compensation Committee evaluates the overall performance of the Company and approves performance bonuses based on the extent to which the goals of the Board of Directors have been achieved.

     Stock Options. The Compensation Committee views stock option grants as an important component of its long-term, performance-based compensation philosophy. The Company provides long-term incentives to its Chief Executive Officer and its other executive officers through its 1992 Stock Option Plan and its 1996 Supplemental Stock Option Plan (collectively the "Plans"). The purpose of the Plans is to attract and retain the best employee talent available and to create a direct link between compensation and the long-term performance of the Company. The Compensation Committee believes that stock options directly motivate its executive officers to maximize long-term shareholder value. The options also utilize vesting periods that encourage key executives to continue in the employ of the Company. All options granted to executive officers to date have been granted at the fair market value of the Company's Common Stock on the date of grant. The Board of Directors considers the grant of each option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of the Company's long-term strategic performance goals.

     CEO Compensation. The compensation of Mr. Donaldson, the Chief Executive Officer of the Company, consists of base salary, an annual bonus and stock options. For the Last Fiscal Year, the Committee increased Mr. Donaldson's base salary to $225,000 based upon the improvement in the financial performance of the Company in 1996 and the Compensation Committee's knowledge of increased base salary levels for similar positions in the industry. In January 1998, Mr. Donaldson was awarded an incentive bonus of $50,000 based on the financial and operational performance of the Company during the Last Fiscal Year.

EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL ARRANGEMENTS

     Employment Agreements. None of the Named Executive Officers have employment agreements with the Company, and their employment may be terminated at any time.

     Restricted Stock Purchase Agreement. The Company is a party to four Restricted Stock Purchase Agreements, dated March 18, 1994, March 14, 1995, March 15, 1995 and March 15, 1995 (the "Donaldson Stock Purchase Agreements"), pursuant to which Mr. Donaldson purchased an aggregate of 487,500 shares (as adjusted) of the Company's Common Stock. The terms of the Donaldson Stock Purchase Agreements provide that the Company will have the right to repurchase shares of the Company's Common Stock issued to Mr. Donaldson thereunder upon the occurrence of certain events, including the termination of Mr. Donaldson's employment with the Company. The Company's right to repurchase such shares, however, terminates with respect to such shares according to a defined vesting schedule. In addition, in the event of the acquisition of the Company by merger or sale of assets, the Company's right to repurchase such shares will terminate with respect to 50% of the shares which remain subject to such right of repurchase on the date of any such change of control of the Company. As of the Record Date, an aggregate of 40,630 shares of the Company's Common Stock held by Mr. Donaldson will continue to be subject to the Company's right to repurchase such shares in accordance with the terms of the Donaldson Stock Purchase Agreements.

     Option Plan. The Option Plan provides that upon a change in control (as defined below), the unvested options granted to each of the Company's executive officers will be subject to accelerated vesting to the extent of 50% of such unvested options. For purposes of this provision, a change in control is defined as (i) a merger or acquisition of the Company resulting in a 50% or greater change in the total voting power of the Company immediately following such transaction, or (ii) certain changes in the majority composition of the Company's Board of Directors during a 24-month period, which changes are not initiated by the Board of Directors.

                          PERFORMANCE COMPARISON GRAPH

     Set forth below are line graphs comparing the cumulative total return to shareholders of the Company's Common Stock from January 1, 1997 to December 31, 1997, to the cumulative total return over such period of the Nasdaq Non-Financial Stocks and Nasdaq Computer and Data Processing Services Stocks Indexes.

        Measurement Period                                 Nasdaq C Data        Nasdaq Non-
      (Fiscal Year Covered)         Digital Generation      Processing       financial Stocks
1/31/96                                    100                  100                 100
12/31/96                                    76                  125                 121
12/31/97                                    23                  163                 142

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

     It is important that your shares be represented at the Annual Meeting, regardless of the number of shares which you hold. You are, therefore, urged to mark, sign, date and return the accompanying proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

                                          By Order of the Board of Directors
                                          DIGITAL GENERATION SYSTEMS, INC.

                                          /s/ JOHN B. GOODRICH
                                          John B. Goodrich
                                          Secretary
Dated:

                                   EXHIBIT A

                           TEXT OF PROPOSED AMENDMENT
                                       TO
                           ARTICLES OF INCORPORATION

     Article III(A) of the Company's Articles currently reads as follows:

          "(A) Classes of Stock. The Company is authorized to issue 35,000,000 shares of its capital stock, which are divided into two classes designated "Common Stock" and "Preferred Stock," respectively. The Company is authorized to issue 30,000,000 shares of Common Stock and 5,000,000 of Preferred Stock."

     If the amendment to the foregoing provision of the Company's Articles proposed by the Company's Board of Directors is approved by the shareholders of the Company at the Annual Meeting, Article III(A) of the Company's Articles will be amended and restated in its entirety to read as follows:

          "(A) Classes of Stock. The Company is authorized to issue 55,000,000 shares of its capital stock, which are divided into two classes designated "Common Stock" and "Preferred Stock," respectively. The Company is authorized to issue 40,000,000 shares of Common Stock and 15,000,000 of Preferred Stock."

                        DIGITAL GENERATION SYSTEMS, INC.

                             1992 STOCK OPTION PLAN


     1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

          (a) Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

     2.   Definitions. As used herein, the following definitions shall apply:

          (a) "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

          (d) "Common Stock" shall mean the Common Stock of the Company.

          (e) "Company" shall mean Digital Generation Systems, Inc., a California corporation.

          (f) "Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services, and any director of the Company whether compensated for such services or not.

          (g) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

          (h) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (i) "Executive Officer" shall mean an officer of the Company at or above the level of vice president.

          (j) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422A of the Code.

          (k) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

          (l) "Option" shall mean a stock option granted pursuant to the Plan.

          (m) "Optioned Stock" shall mean the Common Stock subject to an Option.

          (n) "Optionee" shall mean an Employee or Consultant who receives an Option.

          (o) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (p) "Plan" shall mean this 1992 Stock Option Plan.

          (q) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

          (r) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 2,450,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

          (a) If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

     4.   Administration of the Plan.

          (a) Procedure.

              (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Employees and Consultants.

              (ii) Section 162(m). To the extent that the Board determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

              (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

              (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy applicable laws.

              (v) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options or Nonstatutory Stock Options; (ii) to determine, upon review of relevant information, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8 of the Plan; (iv) to determine the Employees or Consultants to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of
Section 5 of the Plan; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; (x) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Board may deem necessary or advisable; and (xii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

              (vi) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

     5.   Eligibility; Limitations.

          (a) Nonstatutory Stock Options may be granted only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

          (b) No Incentive Stock Option may be granted to an Employee which, when aggregated with all other incentive stock options granted to such Employee by the Company or any Parent or Subsidiary, would result in Shares having an aggregate fair market value (determined for each Share as of the date of grant of the Option covering such Share) in excess of $100,000 becoming first available for purchase upon exercise of one or more incentive stock options during any calendar year.

          (c) Section 5(b) of the Plan shall apply only to an Incentive Stock Option evidenced by an "Incentive Stock Option Agreement" which sets forth the intention of the Company and the Optionee that such Option shall qualify as an incentive stock option. Section 5(b) of the Plan shall not apply to any Option evidenced by a "Nonstatutory Stock Option Agreement" which sets forth the intention of the Company and the Optionee that such Option shall be a Nonstatutory Stock Option.

          (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

          (e) The following limitations shall apply to grants of Options:

              (i) No Employee or Consultant shall be granted, in any fiscal year of the Company, Options to purchase more than 250,000 Shares.

              (ii) In connection with his or her initial service, an Employee or Consultant may be granted Options to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection (i) above.

              (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 11(a).

              (iv) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11(a)), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 13 of the Plan.

     7.   Term of Option. The term of each Incentive Stock Option shall be ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Incentive Stock Option Agreement. The term of each Nonstatutory Stock Option shall be ten (10) years and one (1) day from the date of grant thereof or such shorter term as may be provided in the Nonstatutory Stock Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, (a) if the Option is an Incentive Stock Option, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Incentive Stock Option Agreement, or (b) if the Option is a Nonstatutory Stock Option, the term of the Option shall be five (5) years and one (1) day from the date of grant thereof or such shorter term as may be provided in the Nonstatutory Stock Option Agreement.

     8.   Exercise Price and Consideration.

          (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

              (i) In the case of an Incentive Stock Option

                  (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value (as defined in Section 8(b)) per Share on the date of grant.

                  (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value (as defined in Section 8(b)) per Share on the date of grant.

              (ii) In the case of a Nonstatutory Stock Option

                  (A) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Board. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value (as defined in Section 8(b)) per Share on the date of grant.

                  (B) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value (as defined in Section 8(b)) per Share on the date of grant pursuant to a merger or other corporate transaction.

          (b) The fair market value of the Common Stock (the "Fair Market Value") shall be determined by the Board as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

              (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

              (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

          (c) Form of Consideration. The Board shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Board shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

              (i) cash;

              (ii) check;

              (iii) promissory note;

              (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

              (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

              (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

              (vii) any combination of the foregoing methods of payment; or

              (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by applicable laws.

     9.   Exercise of Option.

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

              (i) An Option may not be exercised for a fraction of a Share.

              (ii) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

              (iii) Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Status as an Employee or Consultant. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant (as the case may be), such Optionee may, but only within thirty (30) days (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (d) Death of Optionee. In the event of the death of an Optionee:

              (i) during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant six (6) months after the date of death, subject to the limitation set forth in
Section 5(b); or

              (ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     10. Non-transferability of Options. Unless determined otherwise by the Board, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the life time of the Optionee, only by the Optionee. If the Board makes an Option transferable, such Option shall contain such additional terms and conditions as the Board deems appropriate.

     11. Adjustments upon Changes in Capitalization Dissolution, Liquidation, Merger, Asset Sale or Change in Control.

          (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent an Option has not been previously exercised, such Option shall terminate prior to consummation of such proposed dissolution or liquidation.

          (c) Merger or Asset Sale. Subject to the provisions of Section 11(d) hereof, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Board shall notify the Optionee that the Option shall be exercisable to the extent that the Optionee is otherwise entitled to exercise the Option for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the

Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

          (d) Change in Control. In the event of a "Change in Control" of the Company, as defined in Subsection (e) below, then the following provisions shall apply:

              (i) For each Optionee who is an Executive Officer and has any Option outstanding on the date of such Change in Control which is not yet fully exercisable and fully vested as of the date of such Change in Control, such Option shall become exercisable and vested on the date of such Change in Control with respect to fifty percent (50%) of the Shares covered by such Option which are not exercisable or vested on the date of such Change in Control without reference to this subsection (an "Outstanding Option");

              (ii) Each Outstanding Option held by an Executive Officer which is vested and exercisable on the date of such Change in Control shall be assumed by the successor corporation (if any) or by a Parent or Subsidiary of the successor corporation (if any);

              (iii) Each Outstanding Option held by an Executive Officer which is vested and exercisable on the date of such Change in Control shall remain exercisable by the Optionee for a period of at least fifteen (15) days from the date of the Change in Control;

              (iv) Each Optionee who is an Executive Officer with an Outstanding Option which is vested and exercisable on the date of such Change in Control shall be provided with written notice of the period of exercisability provided for in subsection (d)(iii) above promptly after the date of the Change in Control by the Company or by the entity surviving after the Change in Control.

          (e) Definition of "Change in Control". For purposes of this Section 11, a "Change in Control" means the happening of any of the following:

              (i) when any "person" or "group" of persons, as such terms are used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; provided that "person" shall not include any person (or any person acting as a group) which, as of the date of the adoption of this 1992 Stock Option Plan, is the "beneficial owner" of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's outstanding securities entitled to vote generally in the election of directors; or

              (ii) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

              (iii) a change in the composition of the Board of Directors of the Company, during any twenty-four month period, as a result of which fewer than a majority of the directors are "Incumbent Directors."

          (f) "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date the Plan is approved by the shareholders, or (B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual not otherwise an Incumbent Director whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

     12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     13.  Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 17 of the
Plan:

              (i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan;

              (ii) any change in the designation of the class of persons eligible to be granted Options; or

          (b) Shareholder Approval. If any amendment requiring shareholder approval under Section 13(a) of the Plan is made subsequent to the first registration of any class of equity securities by the Company under Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in Section 17 of the Plan.

          (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14. Conditions upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (a) As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          (a) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

     17.  Shareholder Approval.

          (a) Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted.

          (b) If and in the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the shareholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

          (c) If any required approval by the shareholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section 17(b) hereof, then the Company shall, at or prior to the first annual meeting of shareholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under
Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an officer or director after such registration, do the following:

              (i) furnish in writing to the holders entitled to vote for the Plan substantially the same information which would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

              (ii) file with, or mail for filing to, the Securities and Exchange Commission four copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to shareholders.

     18. Information to Optionees. The Company shall provide to each optionee, during the period for which such optionee has one or more options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

                        DIGITAL GENERATION SYSTEMS, INC.

                                    PROXY FOR
                       1998 ANNUAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of DIGITAL GENERATION SYSTEMS, INC., a California corporation, hereby acknowledges receipt of the Notice of 1998 Annual Meeting of Shareholders and Proxy Statement, each dated [ ], and hereby appoints Henry W. Donaldson and Paul W. Emery, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Shareholders of Digital Generation Systems, Inc., to be held at the offices of the Company located at 219 East 44th Street, New York, New York, 10017, on Wednesday, April 29, 1998 at 9:00 a.m., local time, and any adjournment(s) or postponement(s) thereof, and to vote all shares of the Company's Common Stock and Series A Convertible Preferred Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

1. Proposal to elect five nominees as members of the Company's Board of Directors by the holders of the Company's Common Stock:

        INSTRUCTION:  ONLY HOLDERS OF COMMON STOCK SHOULD COMPLETE THIS ITEM.

        INSTRUCTION: IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW.

        ___  FOR all nominees       ___   WITHHOLD AUTHORITY       ___   ABSTAIN
             listed below (except         to vote for all
             as indicated)                nominees listed below

        Henry W. Donaldson          Kevin R. Compton           Jeffery M. Drazan

        Richard H. Harris           Leonard S. Matthews

2. Proposal to elect one nominee as a member of the Company's Board of Directors by the holders of the Company's Series A Convertible Preferred
        Stock:

        INSTRUCTION: ONLY HOLDERS OF SERIES A CONVERTIBLE PREFERRED STOCK SHOULD COMPLETE THIS ITEM.

             ___ FOR the nominee    ___   WITHHOLD AUTHORITY       ___   ABSTAIN
                 listed below             to vote for the
                                          nominee listed below

        Lawrence D. Lenihan, Jr.

3. Proposal to amend the Company's 1992 Stock Option Plan to increase the number of shares of the Company's Common Stock reserved for issuance thereunder from 2,450,000 shares to 2,950,000 shares.

               _____ FOR            _____ AGAINST         _____ ABSTAIN

4. Proposal to amend the Company's Amended and Restated Articles of Incorporation to increase the authorized number of shares of the Company's Common Stock from 30,000,000 shares to 40,000,000 shares, and to increase the authorized number of shares of the Company's Preferred Stock from 5,000,000 shares to 15,000,000 shares.

               _____ FOR            _____ AGAINST         _____ ABSTAIN

5. Proposal to ratify the appointment of Arthur Andersen LLP as independent accountants for the Company's fiscal year ending December 31, 1998.

               _____ FOR            _____ AGAINST         _____ ABSTAIN

In their discretion, the proxies are authorized to vote upon such other matter(s) which may properly come before the Annual Meeting and at any adjournment(s) or postponement(s) thereof.

THIS PROXY WILL BE VOTED AS DIRECTED AND, IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEES FOR ELECTION AS DIRECTORS, FOR THE PROPOSED AMENDMENTS TO THE COMPANY'S 1992 STOCK OPTION PLAN, FOR THE PROPOSED AMENDMENTS TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION RELATING TO THE INCREASE IN THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AND PREFERRED STOCK, AND FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY'S FISCAL YEAR ENDING DECEMBER 31, 1998.

Both of such attorneys or substitutes (if both are present and acting at said meeting or any adjournments or postponements thereof, or, if only one shall be present and acting, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.


Signature:                                         Dated:
          ----------------------------------             -----------------------


Signature:                                         Dated:
          ----------------------------------             -----------------------

(This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)